UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): April 7, 2006

                               GRIFFON CORPORATION
               (Exact Name of Registrant as Specified in Charter)


        Delaware                      1-6620                    11-1893410
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
    of Incorporation)              File Number)           Identification Number)


   100 Jericho Quadrangle, Jericho, New York                       11753
   (Address of Principal Executive Offices)                      (Zip Code)

                                 (516) 938-5544
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

     Section 303A.02 of the New York Stock Exchange ("NYSE") Listed Company Manual requires NYSE-listed companies to disclose in their annual proxy statements which directors are independent and the basis for that determination. The disclosure of Griffon Corporation (the "Company") in its annual proxy statement, dated December 28, 2005, did not contain a full description of the basis for the Company's independence determinations, which information is provided in this Current Report on Form 8-K.

     In making the independence determination with respect to Mr. James W. Stansberry and Mr. Lester L. Wolff, the Board of Directors of the Company determined that each of Messrs. Stansberry and Wolff is independent notwithstanding the Company's payment of consulting fees to each of them in the amount of $42,000 per annum because (i) the amounts thereof do not cause either of them to fail the bright line test established by Section 303A.02(b)(ii) of the NYSE rules and (ii) the amount of such payments are not material.

     Section 303A.12(a) of the NYSE Listed Company Manual requires a NYSE-listed company to disclose in its annual report to shareholders the CEO's annual certification of compliance with the NYSE's corporate governance listing standards and the CEO and CFO's certifications to the Securities and Exchange Commission regarding the quality of the company's public disclosure. The Company inadvertently omitted this information from its fiscal 2005 annual report to shareholders and provides that information in this Current Report below:

         Our Chief Executive Officer timely submitted to the NYSE his annual certification that he is not aware of any violation by the Company of NYSE corporate governance standards. Also, as required under the rules of the NYSE, shareholders are advised that the certifications required under Section 302 of the Sarbanes-Oxley Act of 2002 are included as exhibits to our Annual Report on Form 10-K for fiscal 2005.



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


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GRIFFON CORPORATION


                                      By: /s/Eric Edelstein
                                          -------------------------------------
                                          Eric P. Edelstein
                                          Executive Vice President and
                                          Chief Financial Officer



Date:   April 7, 2006


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